UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4054

Oppenheimer Rochester AMT - Free New York Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/28/2013

Item 1. Reports to Stockholders.

3	31	2013

SEMIANNUAL REPORT

Oppenheimer Rochester AMT-Free New York Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/28/13*

	Class A Shares of the Fund		Barclays Municipal Bond Index
	Without Sales Charge	With Sales Charge
6-Month	3.43%	–1.49%	0.96%
1-Year	9.96	4.74	5.25
5-Year	7.00	5.96	6.10
10-Year	5.64	5.12	5.01

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

The Fund’s name was changed to Oppenheimer Rochester AMT-Free New York Municipal Fund, from Oppenheimer AMT-Free New York Municipals, on January 28, 2013.

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

*March 28, 2013, was the last business day of the Fund’s reporting period. Index returns are calculated through March 31, 2013.

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Fund Performance Discussion

The Fund’s Class A shares produced a cumulative total return of 3.43% (without sales charge) for the 6 months ended March 28, 2013, the last business day of the reporting period. By comparison, the 6-month total return of the Fund’s benchmark, the Barclays Municipal Bond Index, was 0.96%. Despite a challenging interest-rate environment this reporting period, the Fund generated a tax-free yield of 5.26% at net asset value, based on the 35-day accrual period ended March 26, 2013.

MARKET OVERVIEW

Economic growth remained sluggish during this reporting period, and bond prices were generally lower at the end of the reporting period than they were at the outset. When these conditions exist, opportunistic buyers are often able to benefit from rising yields.

AAA-rated municipal securities remained “cheap to Treasuries” during this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. As of March 28, 2013, the average yield on 30-year, AAA-rated muni bonds was 3.19%, up 24 basis points from

September 28, 2012, the last business day of the Fund’s 2012 fiscal year. On March 28, 2013, the average yield on 10-year, AAA-rated muni bonds was 1.96%, up 22 basis points from the September 2012 date, and the average yield on 1-year, AAA-rated muni bonds was 0.20%, up 3 basis points from the September 2012 date. The current market conditions allow investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.26%
Dividend Yield with sales charge	5.01
Standardized Yield	4.21
Taxable Equivalent Yield	8.16
Last distribution (3/26/13)	0.054
Total distributions (10/01/12 to 3/31/13)	0.328

Endnotes for this discussion begin on page 12 of this report.

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	3

The Federal Reserve (the “Fed”) continued to provide good news for current muni bondholders this reporting period. The Fed Funds target rate, the short-term interest rate it controls, remained at zero to 0.25% throughout this reporting period.

In December 2012, the Fed linked the timeframe for any rate changes to the unemployment rate. Rates will not move until unemployment is below 6.5%, the Fed announced, unless inflation rises above 2.5%. Given the current rates, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

At a March 20, 2013 press conference, Federal Reserve Chairman Ben S. Bernanke discussed the Fed’s thinking: “We’re not measuring success in terms of the stock market. We’re measuring success in terms of our mandate, which is stable employment and price stability.”

Early in this reporting period, Hurricane Sandy pummeled the New York City metropolitan area, damaging residential and commercial properties, many along the coastline. In January 2013, the U.S. House of Representatives approved an aid package of more than $50 billion for states dealing with the storm’s aftermath.

Hurricane relief—current and future—was a prominent talking point among New York’s elected officials. In his State of the State Address, for example, Gov. Andrew Cuomo proposed a $1 billion program to build or preserve 14,000 housing units over the next 5 years. As outlined, the program would include grants to promote intelligent reconstruction of houses likely to be flooded and to buy-out homeowners who want to leave flood-prone areas. New York City Mayor Michael Bloomberg, in his final State of the City Address in February 2013, also focused on rebuilding efforts, calling it “the single most important piece of unfinished business that lies ahead of us in 2013.”

For the third consecutive year, New York State lawmakers passed a budget ahead of schedule. The $141 billion spending plan calls for a 4% increase in spending, including the added spending based on the federal aid received for post-Sandy rebuilding. A high-tax bracket, first approved as a temporary measure at the end of 2011, was extended by 3 years to 2017.

Meanwhile, Mayor Bloomberg’s budget proposal, issued in late January 2013, calls for $70.1 billion in spending in the fiscal year that will begin July 1, 2013. While this proposal calls for $1.6 billion more than had been approved for fiscal 2013, actual spending in fiscal 2013—including emergency spending related to the hurricane—is expected to total $70.4 billion. New York State withheld about $250 million in school aid because the city missed the deadline for starting a teacher evaluation system, which

4	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

the mayor said would require staff reductions in the schools and cuts to extracurricular activities.

The average distribution yield at NAV in Lipper’s New York Municipal Debt Funds category was 3.14% at the end of this reporting period. At 5.26%, the distribution yield at NAV for this Fund’s Class A shares was 212 basis points higher than the category average.

Also during this reporting period, Congress extended until January 1, 2014, the issuance of the tax-exempt Liberty Bonds, which were authorized for New York following 9/11. The extension applies to bonds issued after December 31, 2011. Since the program was established, bonds with a face value of $8 billion have been issued to finance the development of housing, office, utilities and retail space within the Liberty Zone, which is defined as the area south of Canal Street in Manhattan.

New York State’s G.O. debt is rated Aa2 by Moody’s Investors Service and AA by Standard & Poor’s and Fitch Ratings.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits of municipal bond fund investing, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester AMT-Free New York Municipal Fund held nearly 520 securities at the end of this reporting period. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The ongoing, low-interest-rate environment continued to pressure the Class A dividend, which was lowered to 5.4 cents per share, from 5.6 cents per share, beginning with the December 2012 payout.

During this reporting period, refundings became increasingly common, which heightened dividend pressure throughout the muni bond fund industry. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. During this reporting period, these types of transactions made it difficult for the Fund to replace the called bonds with bonds that had equally attractive coupons. If the current climate persists, we believe that muni fund dividends industry wide will continue to be similarly pressured.

Despite this pressure, the Fund’s Class A shares generated a distribution yield of 5.26% at net asset value (NAV), based on the dividend payment made March 26, 2013. At 5.26%, this distribution yield was 212 points higher than the average distribution yield in Lipper’s New York Municipal Debt Funds category, which was 3.14% at month’s end.

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	5

The Rochester portfolio management team

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 21.4% of the Fund’s total assets at the end of this reporting period and contributed positively to Fund performance. Late in 2012, tobacco manufacturers that had been withholding a portion of their MSA payments since 2005 announced an agreement in principle to release $1.5 billion from escrow over the next 5 years. In other positive news for the tobacco sector, the rate of decline for cigarette consumption in 2012 was the lowest this rate has been in 6 years. The rate of decline was also less than the rate that was baked into the assumptions used to draft the MSA in 1998.

We like that “tobacco bonds” can provide tax-exempt income for investors, as well as benefits to the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe it is likely that we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Investors should note that we believe that the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 19.8% of the Fund’s net assets as of March 28, 2013. The Fund’s holdings, some

6	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

The Rochester credit research team

of which are insured, come from many different sectors as well as general obligation (G.O.) debt. Most of the Fund’s investments in the securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.

The Fund’s holdings also included many sales tax revenue bonds that were issued in Puerto Rico. In all, this sector represented 9.1% of the Fund’s total assets at the end of this reporting period. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced (and will likely experience) and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances. During this reporting period, for example, Puerto Rico used an innovative lottery system to encourage the population to pay sales taxes on purchased goods.

In November 2012, Alejandro Garcia Padilla was elected Governor of the Commonwealth. During the latter half of this reporting period, Gov. Padilla continued many of the positive fiscal management policies of his predecessor, Luis Fortuño. He agreed to privatize the island’s main airport, proposed aggressive pension reform and announced plans to raise taxes.

Even before Gov. Padilla’s inauguration, however, Moody’s had made a new assessment of the creditworthiness of Puerto Rico’s revenue-backed debt, lowering the ratings on those securities to below investment

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	7

grade. Moody’s also changed its assessment for Puerto Rico’s G.O. debt, which is backed by the full faith and taxing authority of the Commonwealth. Investors should note that Moody’s maintained an investment-grade rating for the G.O. debt during this reporting period, as did S&P and Fitch, the other national credit ratings agencies. Late in this reporting period, S&P downgraded the revenue-backed bonds issued by the Puerto Rico Aqueduct and Sewer Authority (PRASA), a decision that we believe is at odds with the authority’s current and projected financial health. Other revenue-backed bonds continued to hold investment-grade ratings from S&P. Fitch maintained its investment-grade ratings for Puerto Rico’s revenue-backed bonds.

The Fund’s holdings in the higher education sector represented 14.2% of the Fund’s total assets at the end of this reporting period. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

The Fund’s holdings in municipal bonds issued by utilities represented 12.5% of total assets at the end of this reporting period. As of March 28, 2013, this set of holdings included electric utilities with 7.0% of the Fund’s total assets, water utilities with 3.0% and sewer utilities with 2.5%. Our holdings in this sector consist of securities in the mid-range of the credit spectrum.

G.O. debt backed by the full faith and taxing authority of state and local governments comprised 8.8% of the Fund’s total assets at the end of this reporting period. The Fund’s holdings include bonds issued by the Commonwealth of Puerto Rico, Guam, the Northern Marianas and many local municipalities in New York State. Despite challenging economic conditions and tight budgets, elected municipal officials consistently safeguarded the debt service payments on their G.O. debt.

The Fund was invested in the hospital/healthcare sector, representing 6.7% of the Fund’s total assets at the end of this reporting period. Our holdings in this sector include securities across the credit spectrum. At the outset of this reporting period—and especially during campaign events and televised debates—the Affordable Care Act of 2010 remained a highly contested topic. While some people applauded the Supreme Court’s ruling to uphold the Act’s “individual mandate,” others argued that Congress should override the legislation. After Election Day, those in favor of revisiting the healthcare debate were largely silenced.

During this reporting period, the Fund invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this

8	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

reporting period, “inverse floaters” provided attractive levels of tax-free income and contributed favorably to the Fund’s total return. This outcome illustrates why we believe that “inverse floaters” belong in this Fund’s portfolio.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

The Fund invests primarily in investment-grade municipal securities and may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on Nationally Recognized Statistical Rating Organization

(“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our approach to municipal bond investing is flexible and responsive to market conditions.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	9

should note that non-rated or unrated securities may or may not be the equivalent of investment-grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and research analyst Elizabeth S. Mossow.

10	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES
Tobacco-Master Settlement Agreement	21.4%
Higher Education	14.2
Sales Tax Revenue	9.1
General Obligation	8.8
Electric Utilities	7.0
Hospital/Healthcare	6.7
Real Estate	5.1
Not-for-profit Organizations	3.8
Highways/Commuter Facilities	3.7
Adult Living Facilities	3.5

Portfolio holdings are subject to change. Percentages are as of March 28, 2013, and are based on total assets. March 28, 2013, was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements.

CREDIT ALLOCATION
	NRSRO- Rated	Manager- Rated	Total
AAA	5.8%	0.7%	6.5%
AA	24.0	0.0	24.0
A	15.5	0.2	15.7
BBB	24.7	6.3	31.0
BB or lower	15.8	7.0	22.8
Total	85.8%	14.2%	100.0%

The percentages above are based on the market value of the securities as of March 28, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, OppenheimerFunds, Inc. uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that OppenheimerFunds, Inc.’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	11

Performance

DISTRIBUTION YIELDS
As of 3/28/13
	Without Sales Chg.	With Sales Chg.
Class A	5.26%	5.01%
Class B	4.29	N/A
Class C	4.36	N/A
Class Y	5.53	N/A

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS
For the 30 Days Ended 3/31/13		As of 3/31/13
Class A	4.21%	Class A	8.16%
Class B	3.57	Class B	6.92
Class C	3.64	Class C	7.05
Class Y	4.68	Class Y	9.07

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/28/13

		Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
CLASS A	(OPNYX)	8/16/84	3.43%	9.96%	7.00%	5.64%	7.11%
CLASS B	(ONYBX)	3/1/93	2.99	9.04	6.10	5.14	5.09
CLASS C	(ONYCX)	8/29/95	3.03	9.11	6.19	4.83	4.76
CLASS Y	(ONYYX)	1/31/11	3.55	10.21	N/A	N/A	14.74

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/28/13
		Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
CLASS A	(OPNYX)	8/16/84	–1.49%	4.74%	5.96%	5.12%	6.92%
CLASS B	(ONYBX)	3/1/93	–2.01	4.04	5.79	5.14	5.09
CLASS C	(ONYCX)	8/29/95	2.03	8.11	6.19	4.83	4.76
CLASS Y	(ONYYX)	1/31/11	3.55	10.21	N/A	N/A	14.74

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not

12	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

March 28, 2013, was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through March 31, 2013.

The Fund’s performance is compared to the performance of that of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.054 for 35-day accrual period ended March 26, 2013. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on March 26, 2013; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0441, $0.0448 and $0.0568, respectively, for the 35-day accrual period ended March 26, 2013, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended March 31, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s New York Municipal Debt Funds category is based on 104 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the top federal and New York State combined 2013 tax rate of 48.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax. Capital gains distributions are

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	13

taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

14	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	15

Fund Expenses  Continued

Actual	Beginning Account Value October 1, 2012	Ending Account Value March 28, 2013	Expenses Paid During 6 Months Ended March 28, 2013
Class A	$1,000.00	$1,034.30	$4.50
Class B	1,000.00	1,029.90	8.70
Class C	1,000.00	1,030.30	8.35
Class Y	1,000.00	1,035.50	3.30

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.11	4.47
Class B	1,000.00	1,015.99	8.64
Class C	1,000.00	1,016.33	8.29
Class Y	1,000.00	1,021.28	3.28

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 28, 2013 are as follows:

Class	Expense Ratios
Class A	0.90%
Class B	1.74
Class C	1.67
Class Y	0.66

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

16	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS    March 28, 2013* / (Unaudited)

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—111.2%
New York—88.7%
$700,000	Albany County, NY IDA (Albany College of Pharmacy)	5.625%	12/01/2034	$718,347
200,000	Albany County, NY IDA (Wildwood Programs)	4.900	07/01/2021	198,046
125,000	Albany County, NY IDA (Wildwood Programs)	5.000	07/01/2026	120,885
500,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.375	07/01/2026	559,475
500,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.625	07/01/2031	558,120
1,000,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.875	07/01/2041	1,117,280
2,900,000	Albany, NY IDA (Albany Law School)[1]	5.000	07/01/2031	3,029,659
560,000	Albany, NY IDA (Albany Law School)[1]	5.000	07/01/2037	579,695
285,000	Albany, NY IDA (Brighter Choice Charter School)	5.000	04/01/2027	287,055
150,000	Albany, NY IDA (Brighter Choice Charter School)	5.000	04/01/2032	149,090
100,000	Albany, NY IDA (Brighter Choice Charter School)	5.000	04/01/2037	97,946
100,000	Albany, NY IDA (New Covenant Charter School)[2]	7.000	05/01/2025	14,987
590,000	Albany, NY IDA (Sage Colleges)[1]	5.250	04/01/2019	590,047
3,765,000	Albany, NY IDA (Sage Colleges)[1]	5.300	04/01/2029	3,646,591
1,000,000	Albany, NY IDA (St. Peter’s Hospital)	5.500	11/15/2027	1,116,370
1,380,000	Albany, NY IDA, Series B	5.750	11/15/2032	1,544,455
1,365,000	Albany, NY IDA, Series D	5.750	11/15/2027	1,548,087
4,360,000	Amherst, NY IDA (Beechwood Health Care Center)	5.200	01/01/2040	4,256,232
5,895,000	Brookhaven, NY IDA (Alternatives for Children)	7.550	02/01/2033	6,572,218
9,235,000	Brookhaven, NY IDA (Dowling College)[1]	6.750	11/01/2032	9,390,425
350,000	Broome County, NY IDA (University Plaza)	5.200	08/01/2030	350,739
250,000	Broome County, NY IDA (University Plaza)	5.200	08/01/2036	250,078
270,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.375	10/01/2041	305,794
130,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	6.000	10/01/2031	155,994
1,200,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)[1]	5.000	04/01/2022	1,294,728
3,615,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)[1]	5.250	04/01/2035	3,723,233
140,000	Build NYC Resource Corp. (YMCA of Greater New York)[1]	5.000	08/01/2032	158,213
300,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)	5.750	11/01/2030	302,046
25,000	Canandaigua & Bristol, NY GO	5.000	12/15/2027	26,835
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2028	32,188
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2029	32,174

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	17

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

New York Continued
$30,000	Canandaigua & Bristol, NY GO	5.000%	12/15/2030	$32,161
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2031	37,505
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2032	37,489
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2033	37,473
40,000	Canandaigua & Bristol, NY GO	5.000	12/15/2034	42,827
40,000	Canandaigua & Bristol, NY GO	5.000	12/15/2035	42,791
45,000	Canandaigua & Bristol, NY GO	5.000	12/15/2036	48,099
45,000	Canandaigua & Bristol, NY GO	5.000	12/15/2037	48,059
50,000	Canandaigua & Bristol, NY GO	5.000	12/15/2038	53,376
50,000	Canandaigua & Bristol, NY GO	5.000	12/15/2039	53,332
55,000	Canandaigua & Bristol, NY GO	5.000	12/15/2040	58,640
55,000	Canandaigua & Bristol, NY GO	5.000	12/15/2041	58,590
60,000	Canandaigua & Bristol, NY GO	5.000	12/15/2042	63,863
200,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.000	05/01/2023	207,228
520,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.100	05/01/2031	532,506
1,075,000	Cayuga County, NY COP (Auburn Memorial Hospital)	6.000	01/01/2021	1,076,903
130,000	Coeymans, NY Fire District	5.000	10/15/2024	136,786
135,000	Coeymans, NY Fire District	5.000	10/15/2025	141,799
140,000	Coeymans, NY Fire District	5.000	10/15/2026	146,769
1,040,000	Colonie, NY GO1	6.000	04/01/2032	1,215,157
840,000	Colonie, NY GO1	6.000	04/01/2033	981,473
15,000	Deerfield, NY GO	5.500	06/15/2021	16,088
15,000	Deerfield, NY GO	5.500	06/15/2022	16,014
15,000	Deerfield, NY GO	5.500	06/15/2023	15,943
15,000	Deerfield, NY GO	5.500	06/15/2024	15,927
20,000	Deerfield, NY GO	5.500	06/15/2025	21,165
20,000	Deerfield, NY GO	5.600	06/15/2026	21,109
20,000	Deerfield, NY GO	5.600	06/15/2027	21,094
20,000	Deerfield, NY GO	5.600	06/15/2028	21,081
25,000	Deerfield, NY GO	5.600	06/15/2029	26,336
25,000	Deerfield, NY GO	5.600	06/15/2030	26,321
25,000	Deerfield, NY GO	5.600	06/15/2031	26,313
25,000	Deerfield, NY GO	5.600	06/15/2032	26,305
30,000	Deerfield, NY GO	5.600	06/15/2033	31,557
30,000	Deerfield, NY GO	5.600	06/15/2034	31,557
30,000	Deerfield, NY GO	5.600	06/15/2035	31,538

18	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

New York Continued
$35,000	Deerfield, NY GO	5.600%		06/15/2036	$36,773
36,135,000	Dutchess County, NY IDA (Bard College)[1]	5.000		08/01/2046	37,636,409
8,010,000	Dutchess County, NY IDA (Elant Fishkill)	5.250		01/01/2037	7,699,372
570,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)[1]	6.000		10/01/2030	601,487
250,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)[1]	5.250		07/01/2025	287,840
450,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)[1]	5.750		07/01/2030	530,636
100,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)[1]	5.750		07/01/2040	115,868
1,230,000	East Hampton, NY Town Hsg. Authority[1]	6.500		05/01/2034	1,466,541
130,000	East Rochester, NY Hsg. Authority (Woodland Village)	5.500		08/01/2033	131,307
265,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2030	301,930
225,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2031	255,330
135,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2032	152,177
500,000	Erie County, NY IDA (Charter School Applied Tech)[1]	6.875		06/01/2035	529,380
195,000	Erie County, NY IDA (Global Concepts Charter School)[1]	6.250		10/01/2037	208,668
5,600,000	Erie County, NY IDA (Medaille College)	7.625		04/01/2035	5,975,312
350,000	Erie County, NY IDA (Orchard Park CCRC)	5.000		11/15/2014	359,300
1,485,000	Erie County, NY IDA (Orchard Park CCRC)	5.125		11/15/2016	1,552,003
2,420,000	Erie County, NY IDA (The Episcopal Church Home)	5.875		02/01/2018	2,424,429
950,000	Erie County, NY IDA (The Episcopal Church Home)	6.000		02/01/2028	951,093
36,405,000	Erie County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2038	31,366,912
29,515,000	Erie County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2045	24,672,179
55,500,000	Erie County, NY Tobacco Asset Securitization Corp.	6.875	[3]	06/01/2050	1,541,790
92,000,000	Erie County, NY Tobacco Asset Securitization Corp.	9.607	[3]	06/01/2055	1,038,680
110,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.300		06/01/2035	113,396
60,000	Franklin County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	62,336
815,000	Genesee County, NY IDA (United Memorial Medical Center)	5.000		12/01/2027	815,024
70,000	Hempstead Village, NY GO1	5.000		09/15/2025	73,723
70,000	Hempstead Village, NY GO1	5.000		09/15/2026	73,513
50,000	Hempstead, NY IDA (Hofstra University)[1]	5.000		07/01/2033	50,486
410,000	Hempstead, NY IDA (Peninsula Counseling Center)	6.500		11/01/2038	404,539
4,840,000	Hempstead, NY IDA (WORCA)	6.900		08/01/2033	4,880,753
1,000,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.750		07/01/2039	1,129,310

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	19

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

New York Continued
$1,790,000	Herkimer County, NY IDA (Herkimer County College Foundation)[1]	6.250%	08/01/2034	$1,799,236
8,045,000	Hudson Yards, NY Infrastructure Corp.	5.000	02/15/2047	8,559,880
3,400,000	Hudson Yards, NY Infrastructure Corp.	5.000	02/15/2047	3,617,600
5,600,000	Hudson Yards, NY Infrastructure Corp.	5.750	02/15/2047	6,567,064
3,505,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	11/01/2045	3,515,235
2,335,000	Islip, NY IDA (Engel Burman at Sayville)[4]	6.500	11/01/2045	2,341,818
1,425,000	Islip, NY IDA (Engel Burman at Sayville)[4]	6.500	11/01/2045	1,429,161
2,420,000	Islip, NY IDA (United Cerebral Palsy Assoc.)	6.250	12/01/2031	2,380,748
280,000	Islip, NY IDA (United Cerebral Palsy Assoc.)	6.250	12/01/2031	279,815
5,000,000	L.I., NY Power Authority	6.000	05/01/2033	6,053,750
3,000,000	L.I., NY Power Authority, Series A	5.000	09/01/2037	3,316,680
11,620,000	L.I., NY Power Authority, Series A	5.000	05/01/2038	12,612,580
10,610,000	L.I., NY Power Authority, Series A	5.000	09/01/2042	11,667,817
4,850,000	L.I., NY Power Authority, Series A	5.750	04/01/2039	5,744,195
5,000,000	L.I., NY Power Authority, Series A	6.250	04/01/2033	6,141,750
3,300,000	L.I., NY Power Authority, Series B	5.000	09/01/2029	3,744,015
415,000	Madison County, NY IDA (Commons II Student Hsg.)[1]	5.000	06/01/2040	428,716
5,000	Monroe County, NY IDA (Cloverwood Senior Living)	6.000	05/01/2013	5,010
15,000	Monroe County, NY IDA (Cloverwood Senior Living)	6.750	05/01/2023	15,017
1,450,000	Monroe County, NY IDA (Rochester General Hospital)[1]	5.000	12/01/2032	1,630,308
200,000	Monroe County, NY IDA (Summit at Brighton)	5.375	07/01/2032	173,526
400,000	Monroe County, NY IDA (Summit at Brighton)	5.500	07/01/2027	369,784
150,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000	10/01/2026	165,794
75,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.250	10/01/2031	83,622
325,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.500	10/01/2041	358,755
150,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.625	06/01/2026	171,567
250,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000	06/01/2034	283,400
10,000,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)[5]	5.500	08/15/2040	11,399,900
4,475,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)[5]	5.750	08/15/2035	5,372,814

20	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

New York Continued
$302,900,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.701%[3]		06/01/2061	$1,632,631
1,000,000	Monroe, NY Newpower Corp[1]	5.625		01/01/2026	1,018,230
4,000,000	Monroe, NY Newpower Corp.[1]	5.500		01/01/2034	4,041,800
500,000	Mount Vernon, NY IDA (Meadowview)	6.200		06/01/2029	500,410
340,000	Nassau County, NY IDA (ALIA-ACDS)	6.125		09/01/2018	341,809
1,760,000	Nassau County, NY IDA (ALIA-AP)	7.000		09/01/2028	1,781,472
475,000	Nassau County, NY IDA (ALIA-CMA)	6.125		09/01/2018	477,527
525,000	Nassau County, NY IDA (ALIA-CSMR)	6.125		09/01/2018	528,691
330,000	Nassau County, NY IDA (ALIA-EFLI)	6.125		09/01/2018	331,756
200,000	Nassau County, NY IDA (ALIA-HAII)	6.125		09/01/2018	201,064
300,000	Nassau County, NY IDA (ALIA-NCMRS)	6.125		09/01/2018	302,793
180,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.500		01/01/2027	124,553
4,330,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2043	2,929,158
185,000	Nassau County, NY IDA (Hispanic Counseling Center)	6.500		11/01/2037	182,597
2,460,000	Nassau County, NY IDA (Hispanic Counseling Center)	7.625		06/01/2033	2,513,825
5,000	Nassau County, NY IDA (Life’s WORCA)	5.950		11/01/2022	4,958
70,000	Nassau County, NY IDA (United Veteran’s Beacon House)	6.500		11/01/2037	69,091
475,000	Nassau County, NY IDA, Series A-B	6.000		07/01/2021	474,777
2,000,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)	5.000		07/01/2031	2,219,520
26,655,000	Nassau County, NY Tobacco Settlement Corp.	5.125		06/01/2046	22,542,667
85,990,000	Nassau County, NY Tobacco Settlement Corp.	6.151	[3]	06/01/2046	3,541,068
60,000,000	Nassau County, NY Tobacco Settlement Corp.	6.763	[3]	06/01/2060	394,800
37,830,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	5.000		06/01/2035	32,722,193
575,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	583,895
555,000	Niagara County, NY Tobacco Asset Securitization Corp.	6.250		05/15/2034	554,950
385,000	Niagara County, NY Tobacco Asset Securitization Corp.	6.250		05/15/2040	372,765
70,000	Niagara Falls, NY Public Water Authority	5.500		07/15/2034	72,755
100,000	Niagara, NY Area Devel. Corp. (Niagara University)[1]	5.000		05/01/2035	108,948
150,000	Niagara, NY Area Devel. Corp. (Niagara University)[1]	5.000		05/01/2042	162,942
1,185,000	NY Counties Tobacco Trust I1	6.500		06/01/2035	1,185,095

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	21

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

New York Continued
$22,670,000	NY Counties Tobacco Trust II (TASC)	5.625%		06/01/2035	$22,667,733
110,000	NY Counties Tobacco Trust II (TASC)	5.750		06/01/2043	112,199
5,120,000	NY Counties Tobacco Trust III	6.000		06/01/2043	5,165,005
850,000	NY Counties Tobacco Trust IV	5.000		06/01/2038	747,235
5,905,000	NY Counties Tobacco Trust IV (TASC)	5.000		06/01/2042	5,074,107
11,240,000	NY Counties Tobacco Trust IV (TASC)	5.000		06/01/2045	9,560,969
3,500,000	NY Counties Tobacco Trust IV (TASC)	6.250		06/01/2041	3,418,100
84,200,000	NY Counties Tobacco Trust V	6.850	[3]	06/01/2055	1,179,642
334,000,000	NY Counties Tobacco Trust V	7.850	[3]	06/01/2060	1,803,600
4,910,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)	5.625		01/15/2046	5,607,760
30,000,000	NY Liberty Devel. Corp. (Bank of America Tower)[5]	5.125		01/15/2044	33,317,400
20,000,000	NY Liberty Devel. Corp. (Bank of America Tower)[5]	5.625		01/15/2046	22,842,200
14,735,000	NY Liberty Devel. Corp. (Goldman Sachs Headquarters)	5.250		10/01/2035	17,270,009
400,000	NY MTA, Series	5.000		11/15/2033	451,296
235,000	NY MTA, Series 2008C	6.500		11/15/2028	293,755
1,200,000	NY MTA, Series A	5.250		11/15/2038	1,348,080
2,675,000	NY MTA, Series B	5.000		11/15/2033	2,963,526
2,810,000	NY MTA, Series C	5.000		11/15/2027	3,268,789
5,000,000	NY MTA, Series D	5.000		11/15/2028	5,765,300
6,150,000	NY MTA, Series D	5.000		11/15/2030	7,019,979
5,000,000	NY MTA, Series D	5.000		11/15/2031	5,619,700
350,000	NY MTA, Series D	5.000		11/15/2032	394,576
1,000,000	NY MTA, Series D	5.000		11/15/2034	1,109,900
6,500,000	NY MTA, Series D	5.000		11/15/2036	7,207,850
2,450,000	NY MTA, Series D-1	5.000		11/01/2028	2,823,723
3,175,000	NY MTA, Series E	5.000		11/15/2025	3,758,025
3,000,000	NY MTA, Series E	5.000		11/15/2029	3,440,400
3,000,000	NY MTA, Series H	5.000		11/15/2042	3,309,600
7,580,000	NY Seneca Nation Indians Capital Improvements[1]	5.000		12/01/2023	7,987,577
2,000,000	NY Seneca Nation Indians Capital Improvements[1]	5.250		12/01/2016	2,137,420
300,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2029	350,499
400,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2030	470,680
250,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2031	292,570
5,500,000	NY TSASC, Inc. (TFABs)	5.000		06/01/2026	5,436,915
80,000,000	NY TSASC, Inc. (TFABs)	5.125		06/01/2042	70,704,800
5,000,000	NYC Capital Resources Corp. (Albee Retail Devel.)	7.250		11/01/2042	5,003,500
4,215,000	NYC GO	5.000		08/01/2029	4,934,501

22	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

New York Continued
$5,000,000	NYC GO	5.000%	08/01/2030	$5,861,450
1,000,000	NYC GO	5.000	08/01/2030	1,165,130
1,400,000	NYC GO	5.000	08/01/2031	1,626,016
6,200,000	NYC GO	5.000	08/01/2032	7,091,746
865,000	NYC GO	5.000	10/01/2032	997,527
750,000	NYC GO	5.000	03/01/2033	865,725
315,000	NYC GO	5.000	10/01/2034	361,305
700,000	NYC GO	5.000	08/01/2035	794,598
2,500,000	NYC GO	5.000	03/01/2037	2,856,000
11,000,000	NYC GO5	5.125	03/01/2026	13,193,070
10,000	NYC GO	5.300	01/15/2026	10,042
5,000	NYC GO1	5.375	08/01/2027	5,019
15,000,000	NYC GO5	5.375	04/01/2036	17,643,600
15,000	NYC GO	5.500	11/15/2037	15,061
20,000,000	NYC GO5	5.625	11/15/2031	23,759,479
45,000	NYC GO1	6.000	05/15/2022	45,219
450,000	NYC HDC (Multifamily Hsg.)[1]	5.500	11/01/2034	496,251
410,000	NYC HDC (Multifamily Hsg.)[1]	5.550	11/01/2039	451,016
1,590,000	NYC HDC (Multifamily Hsg.)[1]	5.700	11/01/2046	1,750,304
15,000	NYC HDC (Multifamily Hsg.), Series E1	6.250	05/01/2036	15,029
5,000,000	NYC Health & Hospital Corp. (Health System)	5.000	02/15/2030	5,595,900
60,000	NYC IDA (Assoc. for Metro Area Autistic Children)	4.500	07/01/2021	59,446
2,760,000	NYC IDA (Beth Abraham Health Services)	6.500	02/15/2022	2,870,786
500,000	NYC IDA (Beth Abraham Health Services)	6.500	11/15/2027	520,435
2,100,000	NYC IDA (Beth Abraham Health Services)	6.500	11/15/2034	2,181,270
6,000,000	NYC IDA (Calhoun School)	6.625	12/01/2034	6,324,420
500,000	NYC IDA (Calhoun School)	6.625	12/01/2034	540,175
960,000	NYC IDA (Center for Elimination of Family Violence)	7.375	11/01/2036	1,005,235
520,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	496,928
715,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	683,275
1,990,000	NYC IDA (Chapin School)	5.000	11/01/2038	2,020,149
150,000	NYC IDA (Comprehensive Care Management)	6.000	05/01/2026	157,085
350,000	NYC IDA (Comprehensive Care Management)	6.125	11/01/2035	350,165
725,000	NYC IDA (Family Support Systems)[2]	7.500	11/01/2034	362,486
1,625,000	NYC IDA (Guttmacher Institute)	5.750	12/01/2036	1,569,864
455,000	NYC IDA (Independent Living Assoc.)	6.200	07/01/2020	464,792
4,000,000	NYC IDA (Lycee Francais De New York)[1]	6.800	06/01/2028	4,051,560

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	23

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

New York Continued
$420,000	NYC IDA (Manhattan Community Access Corp.)	6.000%	12/01/2036	$429,295
210,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	218,444
1,020,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	1,061,014
2,300,000	NYC IDA (Montefiore Medical Center Corp.)[1]	5.125	11/01/2035	2,303,542
6,045,000	NYC IDA (Mount St. Vincent)	5.250	06/01/2036	6,049,957
1,375,000	NYC IDA (Polytechnic University)[1]	5.250	11/01/2027	1,490,775
1,500,000	NYC IDA (Polytechnic University)[1]	5.250	11/01/2037	1,607,115
2,070,000	NYC IDA (PSCH)	6.375	07/01/2033	2,081,219
750,000	NYC IDA (Queens Baseball Stadium)[1]	5.000	01/01/2031	772,718
2,500,000	NYC IDA (Queens Baseball Stadium)[1]	5.000	01/01/2039	2,545,200
750,000	NYC IDA (Reece School)	7.500	12/01/2037	808,853
230,000	NYC IDA (Special Needs Facilities Pooled Program)	6.650	07/01/2023	230,497
756,500	NYC IDA (Studio School)	7.000	11/01/2038	494,479
5,345,000	NYC IDA (The Child School)	7.550	06/01/2033	5,459,009
915,000	NYC IDA (Tides Two Rivers Foundation)	5.650	12/01/2039	737,646
3,500,000	NYC IDA (Unicef)	5.300	11/01/2038	3,535,420
4,600,000	NYC IDA (United Jewish Appeal-Federal Jewish Philanthropies)[1]	5.000	07/01/2034	5,275,142
5,600,000	NYC IDA (Urban Resource Institute)	7.375	11/01/2033	5,642,280
785,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2021	839,777
545,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2021	583,030
2,280,000	NYC IDA (Vaughn College Aeronautics)[1]	5.250	12/01/2036	2,388,277
5,600,000	NYC IDA (Vocational Instruction)[2]	7.750	02/01/2033	3,079,888
2,525,000	NYC IDA (Yankee Stadium)[1]	7.000	03/01/2049	3,111,861
2,700,000	NYC IDA (Yeled Yalda Early Childhood)	5.725	11/01/2037	2,672,433
4,000,000	NYC Municipal Water Finance Authority	5.000	06/15/2032	4,583,120
20,000,000	NYC Municipal Water Finance Authority[5]	5.000	06/15/2037	21,570,192
40,000,000	NYC Municipal Water Finance Authority[5]	5.500	06/15/2040	46,940,400
5,000,000	NYC Municipal Water Finance Authority	5.500	06/15/2043	5,839,500
20,000,000	NYC Transitional Finance Authority[5]	5.000	01/15/2034	22,346,200
5,500,000	NYC Transitional Finance Authority	5.000	02/01/2035	6,203,945
5,870,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2031	6,803,154
5,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2032	5,764,200
16,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2037	18,127,520
5,500,000	NYC Transitional Finance Authority (Building Aid)	5.250	07/15/2037	6,304,870
300,000	NYC Transitional Finance Authority (Building Aid)	5.500	01/15/2039	348,189
10,000,000	NYC Transitional Finance Authority (Future Tax)	5.000	05/01/2034	11,490,800

24	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

New York Continued
$1,000,000	NYC Trust for Cultural Resources (Wildlife Conservation Society)[1]	5.000%	08/01/2033	$1,181,050
300,000	NYC Trust for Cultural Resources (Wildlife Conservation Society)[1]	5.000	08/01/2042	343,656
50,000	NYS DA (Audit & Control)	5.000	04/01/2029	50,169
150,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2027	171,158
150,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2028	169,619
70,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2029	78,977
70,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2030	78,562
1,250,000	NYS DA (Catholic Health System)	4.750	07/01/2039	1,297,838
300,000	NYS DA (Catholic Health System)	4.750	07/01/2039	311,481
125,000	NYS DA (Catholic Health System)	5.000	07/01/2032	133,636
190,000	NYS DA (CHSLI/GSHMC/MMC/SCHRC Obligated Group)	5.000	07/01/2027	194,970
50,000	NYS DA (Culinary Institute of America)[1]	5.000	07/01/2034	54,501
6,425,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)	5.250	07/01/2027	7,462,188
3,765,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)	5.250	07/01/2028	4,361,640
750,000	NYS DA (Highland Hospital of Rochester)[1]	5.000	07/01/2026	828,855
750,000	NYS DA (Highland Hospital of Rochester)[1]	5.200	07/01/2032	823,845
550,000	NYS DA (Interagency Council Pooled Loan Program)	7.000	07/01/2021	591,635
830,000	NYS DA (Interagency Council Pooled Loan Program)	7.000	07/01/2031	891,711
920,000	NYS DA (Interagency Council)	7.000	07/01/2035	945,898
250,000	NYS DA (Iona College)[1]	5.000	07/01/2032	272,708
3,200,000	NYS DA (L.I. University)[1]	5.000	09/01/2025	3,560,704
2,000,000	NYS DA (LIJMC/NSUH/NSUHGC Obligated Group)	5.500	05/01/2037	2,266,300
365,000	NYS DA (Manhattan College)	5.300	07/01/2037	380,626
140,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2029	151,991
1,360,000	NYS DA (New York Methodist Hospital)[1]	5.250	07/01/2024	1,399,658
1,000,000	NYS DA (North Shore L.I. Jewish Obligated Group)	5.000	05/01/2039	1,119,630
150,000	NYS DA (North Shore L.I. Jewish Obligated Group)	5.000	05/01/2041	167,355
1,500,000	NYS DA (NYU)[1]	5.000	07/01/2037	1,725,825
325,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000	11/01/2026	325,673
20,000,000	NYS DA (Personal Income Tax)[5]	5.000	03/15/2037	22,450,000
1,990,000	NYS DA (Providence Rest)	5.000	07/01/2035	1,854,541
3,525,000	NYS DA (Providence Rest)	5.125	07/01/2030	3,477,060
340,000	NYS DA (Providence Rest)	5.250	07/01/2025	342,020

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	25

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

New York Continued
$650,000	NYS DA (Rochester General Hospital)	5.000%	12/01/2035	$727,305
300,000	NYS DA (Rochester Institute of Technology)[1]	5.000	07/01/2040	330,528
3,110,000	NYS DA (Sarah Neuman Nursing Home)	5.500	08/01/2037	3,121,258
250,000	NYS DA (School District Bond Financing Program), Series C	7.250	10/01/2028	316,300
360,000	NYS DA (School District Bond Financing Program), Series C	7.375	10/01/2033	452,531
200,000	NYS DA (School District Bond Financing Program), Series C	7.500	04/01/2039	252,690
200,000	NYS DA (St. John’s University)[1]	5.000	07/01/2027	232,380
50,000	NYS DA (St. John’s University)[1]	5.000	07/01/2028	57,702
1,955,000	NYS DA (St. John’s University)[1]	5.000	07/01/2030	2,242,541
500,000	NYS DA (St. Joseph’s College)[1]	5.250	07/01/2035	552,425
20,000,000	NYS DA (St. Mary’s Hospital for Children)	7.875	11/15/2041	21,652,200
20,000,000	NYS DA (State Personal Income Tax Authority)[5]	5.750	03/15/2036	24,053,159
20,000,000	NYS DA (State University Educational Facilities)	5.000	05/15/2025	23,932,200
3,000,000	NYS DA (State University Educational Facilities)	5.000	05/15/2029	3,495,540
1,000,000	NYS DA (State University Educational Facilities)	5.000	05/15/2030	1,161,700
2,000,000	NYS DA (State University of New York)	5.000	07/01/2035	2,271,000
560,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250	02/15/2035	658,913
1,000,000	NYS DA (The New School)[1]	5.000	07/01/2031	1,117,750
100,000	NYS DA (Winthrop University Hospital/SNCH Obligated Group)[1]	5.500	07/01/2032	101,345
1,360,000	NYS DA (Yeshiva University)[1]	5.000	11/01/2031	1,542,036
2,040,000	NYS DA (Yeshiva University)[1]	5.125	07/01/2029	2,141,776
5,000,000	NYS EFC (Clean Water & Drinking Revolving Funds)	5.000	06/15/2036	5,788,050
20,000	NYS HFA (Affordable Hsg.)[1]	5.450	11/01/2040	21,583
7,500,000	NYS Liberty Devel. Corp. (4 World Trade Center)	5.000	11/15/2031	8,483,625
5,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)	5.750	11/15/2051	5,862,050
2,500,000	NYS Liberty Devel. Corp. (7 World Trade Center)	5.000	09/15/2043	2,731,025
1,000,000	NYS Power Authority	5.000	11/15/2038	1,140,030
1,350,000	NYS Thruway Authority[1]	5.000	01/01/2032	1,537,029
1,250,000	NYS Thruway Authority	5.000	04/01/2032	1,444,463
10,175,000	NYS Thruway Authority[1]	5.000	01/01/2037	11,305,036
2,330,000	NYS UDC (State Personal Income Tax Authority)	5.000	03/15/2037	2,601,212
200,000	Oneida County, NY IDA (Mohawk Valley Handicapped Services)	5.300	03/15/2019	200,010
55,000	Onondaga County, NY IDA (Salina Free Library)	5.500	12/01/2022	56,231
2,250,000	Onondaga County, NY Trust Cultural Resource Revenue (Syracuse University)[1]	5.000	12/01/2036	2,571,975

26	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

New York Continued
$260,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)[1]	5.000%		07/01/2042	$279,001
1,615,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)[1]	5.200		07/01/2029	1,755,553
535,000	Onondaga, NY Civic Devel Corp. (Upstate Properties)[1]	5.250		12/01/2041	584,605
1,810,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.375		07/01/2040	1,981,425
5,000,000	Port Authority NY/NJ, 166th Series	5.250		07/15/2036	5,839,200
115,000	Rensselaer County, NY IDA (Rensselaer Polytechnical Institute)[1]	5.000		03/01/2036	119,154
2,680,000	Rensselaer County, NY Tobacco Asset Securitization Corp.	5.625		06/01/2035	2,621,656
2,000,000	Rensselaer County, NY Tobacco Asset Securitization Corp.	5.750		06/01/2043	2,020,000
415,000	Rensselaer County, NY Water Service Sewer Authority[1]	5.350		09/01/2047	449,744
6,810,000	Rensselaer, NY City School District COP	5.000		06/01/2026	7,098,880
1,200,000	Rensselaer, NY City School District COP	5.000		06/01/2036	1,229,796
1,060,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.625		08/15/2035	1,036,839
3,150,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.750		08/15/2043	3,099,537
101,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.252	[3]	08/15/2045	4,461,170
53,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.637	[3]	08/15/2050	1,441,070
50,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	7.676	[3]	08/15/2060	270,000
230,000	Saratoga County, NY IDA (Saratoga Hospital/Saratoga Care/Saratoga Care Family Health Centers)[1]	5.125		12/01/2027	246,049
105,000	Seneca County, NY IDA (New York Chiropractic College)[1]	5.000		10/01/2027	111,426
45,000	Sodus Village, NY GO1	5.000		05/15/2032	48,479
45,000	Sodus Village, NY GO1	5.000		05/15/2033	48,461
45,000	Sodus Village, NY GO1	5.000		05/15/2034	48,461
45,000	Sodus Village, NY GO1	5.000		05/15/2035	48,425
45,000	Sodus Village, NY GO1	5.000		05/15/2036	48,389
45,000	Sodus Village, NY GO1	5.000		05/15/2037	48,353
240,000	St. Lawrence County, NY IDA (Clarkson University)[1]	5.000		09/01/2041	266,124
100,000	St. Lawrence County, NY IDA (Clarkson University)[1]	6.000		09/01/2034	119,350

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	27

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

New York Continued
$810,000	St. Lawrence County, NY IDA (Edwards John Noble Hospital)	6.250%	10/01/2040	$881,450
225,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2030	260,442
230,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2031	265,183
815,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2032	933,778
2,050,000	Suffolk County, NY Economic Devel. Corp. (Catholic Health Services)	5.000	07/01/2028	2,321,400
1,000,000	Suffolk County, NY Economic Devel. Corp. (Peconic Landing at Southold)	6.000	12/01/2040	1,104,900
620,000	Suffolk County, NY Economic Devel. Corp., Series A	7.375	12/01/2040	665,570
95,000	Suffolk County, NY IDA (ALIA-Adelante)	6.500	11/01/2037	93,766
35,000	Suffolk County, NY IDA (ALIA-DDI)	5.950	10/01/2021	35,448
390,000	Suffolk County, NY IDA (ALIA-UVBH)	6.500	11/01/2037	384,934
8,515,000	Suffolk County, NY IDA (Dowling College)	5.000	06/01/2036	8,153,879
140,000	Suffolk County, NY IDA (Dowling College)[1]	6.700	12/01/2020	140,111
300,000	Suffolk County, NY IDA (Easter Long Island Hospital Assoc.)	5.375	01/01/2027	302,661
9,000,000	Suffolk County, NY IDA (Jefferson’s Ferry)[1]	5.000	11/01/2028	9,193,770
1,000,000	Suffolk County, NY IDA (L.I. Network Community Services)	7.550	02/01/2034	1,117,100
620,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750	11/01/2036	641,551
210,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750	11/01/2036	210,111
1,000,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.000	03/01/2026	1,026,390
5,985,000	Suffolk County, NY IDA (Pederson-Krager Center)	7.000	11/01/2035	5,884,572
505,000	Suffolk County, NY IDA (Pederson-Krager Center)	7.200	02/01/2035	502,223
185,000	Suffolk County, NY IDA (Southampton Hospital Assoc.)	7.250	01/01/2020	185,270
215,000	Suffolk County, NY IDA (Special Needs Facilities Pooled Program)	5.250	07/01/2022	202,820
750,000	Suffolk County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2032	792,615
700,000	Suffolk County, NY Tobacco Asset Securitization Corp.[1]	5.250	06/01/2037	744,744
7,155,000	Suffolk, NY Tobacco Asset Securitization Corp.	5.375	06/01/2028	7,047,961
1,500,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000	06/01/2048	1,347,465
6,350,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.625	06/01/2044	6,270,879

28	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

New York Continued
$15,750,000	Suffolk, NY Tobacco Asset Securitization Corp.	8.000%[3]	06/01/2048	$527,940
408,000	Sullivan County, NY Community College COP[2]	5.750	08/15/2025	367,220
165,000	Syracuse, NY IDA (Jewish Home of Central New York)	7.375	03/01/2021	164,977
1,800,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)[1]	5.000	07/01/2038	1,895,112
6,100,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.000	09/01/2030	6,822,545
1,000,000	Ulster County, NY IDA (Kingston Regional Senior Living Corp.)	6.000	09/15/2042	671,710
15,000	Ulster County, NY IDA (Mid-Hudson Family Health Institute)	5.300	07/01/2016	15,056
3,595,000	Utica, NY IDA (Utica College Civic Facility)	5.750	08/01/2028	3,597,840
1,160,000	Utica, NY IDA (Utica College Civic Facility)	6.750	12/01/2021	1,173,978
30,000	Voorheesville, NY GO	5.000	02/15/2023	32,819
35,000	Voorheesville, NY GO	5.000	02/15/2024	38,102
35,000	Voorheesville, NY GO	5.000	02/15/2025	37,938
35,000	Voorheesville, NY GO	5.000	02/15/2026	37,844
40,000	Voorheesville, NY GO	5.000	02/15/2027	43,190
40,000	Voorheesville, NY GO	5.000	02/15/2028	43,175
40,000	Voorheesville, NY GO	5.000	02/15/2029	43,145
45,000	Voorheesville, NY GO	5.000	02/15/2030	48,503
45,000	Voorheesville, NY GO	5.000	02/15/2031	48,384
50,000	Voorheesville, NY GO	5.000	02/15/2032	53,741
50,000	Voorheesville, NY GO	5.000	02/15/2033	53,722
55,000	Voorheesville, NY GO	5.000	02/15/2034	59,094
55,000	Voorheesville, NY GO	5.000	02/15/2035	59,052
60,000	Voorheesville, NY GO	5.000	02/15/2036	64,375
60,000	Voorheesville, NY GO	5.000	02/15/2037	64,329
4,410,000	Westchester County, NY Healthcare Corp., Series A1	5.000	11/01/2030	4,871,198
3,000,000	Westchester County, NY Healthcare Corp., Series B1	6.125	11/01/2037	3,543,930
90,000	Westchester County, NY Healthcare Corp., Series C-2[1]	6.125	11/01/2037	106,318
3,335,000	Westchester County, NY IDA (EBC White Plains)	8.000	11/01/2043	3,701,150
3,330,000	Westchester County, NY IDA (EBC White Plains)	8.000	11/01/2043	3,695,601
3,335,000	Westchester County, NY IDA (EBC White Plains)	8.000	11/01/2043	3,701,150
2,530,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	11/01/2045	2,539,057
2,485,000	Westchester County, NY IDA (Engel Burman at Armonk)[4]	6.500	11/01/2045	2,493,896

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	29

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

New York Continued
$2,485,000	Westchester County, NY IDA (Engel Burman at Armonk)[4]	6.500%[6]	11/01/2045	$2,493,896
250,000	Westchester County, NY IDA (Guiding Eyes for the Blind)[1]	5.375	08/01/2024	261,258
80,000	Westchester County, NY IDA (Schnurmacher Center)	6.500	11/01/2013	81,906
600,000	Westchester County, NY IDA (Schnurmacher Center)	6.500	11/01/2033	632,568
250,000	Westchester County, NY Local Devel. Corp. (Kendalon Hudson)[4]	5.000	01/01/2034	269,078
300,000	Westchester County, NY Tobacco Asset Securitization Corp.	5.000	06/01/2026	297,693
10,790,000	Westchester County, NY Tobacco Asset Securitization Corp.	5.125	06/01/2045	9,341,011
855,000	Yates County, NY IDA (Soldiers & Sailors Memorial Hospital)	6.000	02/01/2041	897,451
750,000	Yonkers, NY IDA (Michael Malotz Skilled Nursing Pavilion)[1]	5.650	02/01/2039	751,365
950,000	Yonkers, NY IDA (Sarah Lawrence College)	6.000	06/01/2029	1,084,492
4,000,000	Yonkers, NY IDA (Sarah Lawrence College)	6.000	06/01/2041	4,488,240
200,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-B	6.150	03/01/2015	200,270

				1,291,639,975
U.S. Possessions—22.5%
10,000,000	Guam GO1	5.000	11/15/2023	10,316,000
1,465,000	Guam GO1	5.250	11/15/2037	1,495,648
850,000	Guam GO1	6.750	11/15/2029	954,397
10,925,000	Guam GO1	7.000	11/15/2039	12,354,755
1,200,000	Guam Government Business Privilege	5.000	01/01/2031	1,330,404
2,000,000	Guam Government Waterworks Authority & Wastewater System	5.625	07/01/2040	2,122,980
2,525,000	Guam Government Waterworks Authority & Wastewater System	5.875	07/01/2035	2,601,306
1,000,000	Guam Government Waterworks Authority & Wastewater System	6.000	07/01/2025	1,037,230
210,000	Guam Power Authority, Series A	5.000	10/01/2023	253,394
260,000	Guam Power Authority, Series A	5.000	10/01/2024	309,059
470,000	Guam Power Authority, Series A	5.000	10/01/2030	533,727
470,000	Guam Power Authority, Series A	5.000	10/01/2034	517,691
1,400,000	Guam Power Authority, Series A	5.500	10/01/2030	1,574,622
1,200,000	Guam Power Authority, Series A	5.500	10/01/2040	1,326,480
730,000	Northern Mariana Islands Commonwealth, Series A	5.000	06/01/2017	703,092

30	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$1,910,000	Northern Mariana Islands Commonwealth, Series A	5.000%		10/01/2022	$1,714,149
100,000	Northern Mariana Islands Commonwealth, Series A1	6.750		10/01/2033	100,044
1,500,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	1,378,875
945,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	917,274
4,435,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2042	4,055,231
6,280,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	6,336,960
790,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	795,388
565,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	569,927
21,210,000	Puerto Rico Aqueduct & Sewer Authority	6.125		07/01/2024	22,464,996
15,000	Puerto Rico Children’s Trust Fund (TASC)	5.375		05/15/2033	15,169
8,555,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	8,651,329
19,500,000	Puerto Rico Children’s Trust Fund (TASC)	5.625		05/15/2043	19,719,570
21,675,000	Puerto Rico Children’s Trust Fund (TASC)	8.161	[3]	05/15/2055	739,768
2,000,000	Puerto Rico Commonwealth GO	5.000		07/01/2020	2,073,220
75,000	Puerto Rico Commonwealth GO1	5.000		07/01/2024	73,948
4,595,000	Puerto Rico Commonwealth GO	5.250		07/01/2031	4,455,588
1,980,000	Puerto Rico Commonwealth GO	5.250		07/01/2032	1,913,492
485,000	Puerto Rico Commonwealth GO	5.500		07/01/2018	523,815
31,225,000	Puerto Rico Commonwealth GO	5.500		07/01/2032	31,093,543
1,500,000	Puerto Rico Commonwealth GO	5.625		07/01/2033	1,498,050
8,000,000	Puerto Rico Commonwealth GO	5.750		07/01/2036	8,069,760
6,000,000	Puerto Rico Electric Power Authority, Series A	5.000		07/01/2042	5,528,820
3,445,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2022	3,582,697
5,450,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2024	5,591,700
5,735,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2025	5,840,123
3,410,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2027	3,411,739
5,670,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2028	5,643,011
1,945,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2029	1,927,009
5,000,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2030	4,935,350
2,155,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2031	2,121,253
3,750,000	Puerto Rico Electric Power Authority, Series TT	5.000		07/01/2026	3,712,125
1,685,000	Puerto Rico Electric Power Authority, Series WW	5.000		07/01/2028	1,633,271
355,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2028	339,092
1,000,000	Puerto Rico Highway & Transportation Authority[1]	5.300		07/01/2035	971,290
2,150,000	Puerto Rico Highway & Transportation Authority[1]	5.500		07/01/2030	2,155,762
5,000	Puerto Rico Highway & Transportation Authority, Series A1	5.000		07/01/2038	4,556
7,405,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2030	6,991,135

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	31

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$225,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250%		07/01/2039	$213,181
4,000,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	3,601,040
725,000	Puerto Rico Infrastructure[1]	5.500		07/01/2024	737,115
15,000,000	Puerto Rico Infrastructure	5.650	[3]	07/01/2029	5,705,100
4,600,000	Puerto Rico Infrastructure	7.460	[3]	07/01/2030	1,629,366
2,500,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	2,556,625
200,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		04/01/2027	202,168
1,100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	1,075,008
130,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	130,231
190,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	191,687
105,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)[1]	5.625		07/01/2022	105,246
100,000	Puerto Rico ITEMECF (International American University)[1]	5.000		10/01/2031	104,108
4,305,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000		08/01/2022	4,304,828
150,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000		10/01/2042	151,697
810,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2029	777,009
1,400,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	1,518,174
3,500,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	3,783,395
1,000,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	1,042,960
3,150,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	3,358,562
4,055,000	Puerto Rico Public Finance Corp., Series B1	5.500		08/01/2031	4,008,570
14,995,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.250		08/01/2057	15,410,500
19,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.950	[3]	08/01/2056	1,358,120
25,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.100	[3]	08/01/2044	4,041,000
27,615,000	Puerto Rico Sales Tax Financing Corp., Series A	6.130	[3]	08/01/2043	4,754,475
18,120,000	Puerto Rico Sales Tax Financing Corp., Series A	6.160	[3]	08/01/2036	4,639,264
277,125,000	Puerto Rico Sales Tax Financing Corp., Series A	6.580	[3]	08/01/2054	22,391,700
770,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000	[7]	08/01/2032	797,158
13,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.750		08/01/2057	13,873,730
26,550,000	Puerto Rico Sales Tax Financing Corp., Series C	6.190	[3]	08/01/2038	5,869,674
1,000,000	University of Puerto Rico[1]	5.000		06/01/2025	966,990
5,925,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	5,551,073
1,700,000	University of Puerto Rico, Series Q1	5.000		06/01/2036	1,538,738
2,000,000	V.I. Public Finance Authority (Matching Fund Loan Notes)	5.000		10/01/2032	2,204,249

					327,572,555
Total Municipal Bonds and Notes (Cost $1,600,002,261)					1,619,212,530

32	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Shares		Value
Common Stocks—0.7%
3,100	CMS Liquidating Trust (Cost $ 9,920,000)	$9,920,000
Total Investments, at Value (Cost $1,609,922,261)—111.9%		1,629,132,530
Liabilities in Excess of Other Assets—(11.9)		(173,320,330)

Net Assets-100.0%		$1,455,812,200

Footnotes to Statement of Investments

* March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 28, 2013. See Note 1 of the accompanying Notes.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

6. Represents the current interest rate for a variable or increasing rate security.

7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
ALIA	Alliance of Long Island Agencies
AP	Advantage Planning, Inc
CCRC	Continuing Care Retirement Community
CHSLI	Catholic Health Services of Long Island
CMA	Community Mainstreaming Associates, Inc.
COP	Certificates of Participation
CSMR	Community Services for the Mentally Retarded
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
DRIVERS	Derivative Inverse Tax Exempt Receipts
EBC	Engel Berman Corp.
EFC	Environmental Facilities Corp.
EFLI	Epilepsy Foundation of L.I., Inc.
FIT	Fashion Institute of Technology
GO	General Obligation
GSHMC	Good Samaritan Hospital Medical Center
HAII	Homes Anew II, Inc.
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
IDA	Industrial Devel. Agency

ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
L.I.	Long Island
LIJMC	Long Island Jewish Medical Center
MMC	Mercy Medical Center
MTA	Metropolitan Transportation Authority
NCMRS	Nassau Community Mental Retardation Services Company
NSUH	North Shore University Hospital
NSUHGC	North Shore University Hospital at Glen Cove
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PSCH	Professional Service Centers for the Handicapped, Inc.
ROLs	Residual Option Longs
SCHRC	St. Charles Hospital and Rehabilitation Center
SNCH	South Nassau Communities Hospital
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
UDC	Urban Development Corporation

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	33

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments Continued

UVBH	United Veteran’s Beacon House
V.I.	United States Virgin Islands

WORCA	Working Organization for Retarded Children and Adults
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

34	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES    March 28, 20131 (Unaudited)

Assets
Investments, at value (cost $1,609,922,261)—see accompanying statement of investments	$1,629,132,530
Cash	383,457
Receivables and other assets:
Interest	21,288,288
Shares of beneficial interest sold	2,178,279
Investments sold	1,119,642
Other	479,498
Total assets	1,654,581,694
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	163,980,000
Payable on borrowings (See Note 6)	21,600,000
Investments purchased (including $8,998,468 purchased on a when-issued or delayed delivery basis)	9,008,519
Shares of beneficial interest redeemed	2,417,931
Dividends	1,124,729
Distribution and service plan fees	296,916
Trustees’ compensation	209,213
Transfer and shareholder servicing agent fees	29,957
Shareholder communications	12,938
Interest expense on borrowings	1,501
Other	87,790
Total liabilities	198,769,494
Net Assets	$1,455,812,200
Composition of Net Assets
Par value of shares of beneficial interest	$118,245
Additional paid-in capital	1,529,774,005
Accumulated net investment income	9,817,861
Accumulated net realized loss on investments	(103,108,180)
Net unrealized appreciation on investments	19,210,269
Net Assets	$1,455,812,200

1. March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	35

STATEMENT OF ASSETS AND LIABILITIES    (Unaudited) / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,230,757,432 and 99,976,129 shares of beneficial interest outstanding)	$12.31
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$12.92
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,675,850 and 623,141 shares of beneficial interest outstanding)	$12.32
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $158,701,653 and 12,884,044 shares of beneficial interest outstanding)	$12.32
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $58,677,265 and 4,762,166 shares of beneficial interest outstanding)	$12.32

See accompanying Notes to Financial Statements.

36	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Six Months Ended March 28, 20131 (Unaudited)

Investment Income
Interest	$42,011,263
Expenses
Management fees	3,175,684
Distribution and service plan fees:
Class A	1,456,958
Class B	44,401
Class C	785,784
Transfer and shareholder servicing agent fees:
Class A	140,060
Class B	4,845
Class C	29,898
Class Y	7,233
Shareholder communications:
Class A	14,053
Class C	2,262
Class Y	420
Interest expense and fees on short-term floating rate notes issued (See Note 1)	711,892
Borrowing fees	486,777
Trustees’ compensation	23,460
Interest expense on borrowings	11,864
Custodian fees and expenses	5,346
Other	74,651
Total expenses	6,975,588
Less waivers and reimbursements of expenses	(16,140)
Net expenses	6,959,448
Net Investment Income	35,051,815
Realized and Unrealized Gain (Loss)
Net realized loss on investments	(2,777,440)
Net change in unrealized appreciation/depreciation on investments	13,805,042
Net Increase in Net Assets Resulting from Operations	$46,079,417

1. March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	37

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 28, 2013[1] (Unaudited)	Year Ended September 28, 2012[1]
Operations
Net investment income	$35,051,815	$68,130,690
Net realized gain (loss)	(2,777,440)	3,019,292
Net change in unrealized appreciation/depreciation	13,805,042	93,082,930
Net increase in net assets resulting from operations	46,079,417	164,232,912
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(31,984,722)	(61,901,133)
Class B	(198,361)	(555,525)
Class C	(3,557,683)	(6,954,133)
Class Y	(1,387,819)	(1,356,003)
	(37,128,585)	(70,766,794)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	57,007,618	87,187,287
Class B	(2,222,537)	(3,794,454)
Class C	3,031,255	17,318,480
Class Y	19,283,435	31,503,761
	77,099,771	132,215,074
Net Assets
Total increase	86,050,603	225,681,192
Beginning of period	1,369,761,597	1,144,080,405
End of period (including accumulated net investment income of $9,817,861 and $11,894,631, respectively)	$1,455,812,200	$1,369,761,597

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

38	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF CASH FLOWS  For the Six Months Ended March 28, 20131 / Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$46,079,417
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(127,500,638)
Proceeds from disposition of investment securities	47,217,021
Short-term investment securities, net	(9,686,813)
Premium amortization	1,743,714
Discount accretion	(4,415,154)
Net realized loss on investments	2,777,440
Net change in unrealized appreciation/depreciation on investments	(13,805,042)
Change in assets:
Increase in other assets	(97,647)
Increase in receivable for securities sold	(954,642)
Increase in interest receivable	(1,239,217)
Change in liabilities:
Increase in payable for securities purchased	9,008,519
Increase in other liabilities	18,546
Net cash used in operating activities	(50,854,496)
Cash Flows from Financing Activities
Proceeds from bank borrowings	120,500,000
Payments on bank borrowings	(115,700,000)
Proceeds from shares sold	172,515,949
Payments on shares redeemed	(124,312,763)
Cash distributions paid	(6,474,258)
Net cash provided by financing activities	46,528,928
Net decrease in cash	(4,325,568)
Cash, beginning balance	4,709,025
Cash, ending balance	$383,457
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $30,629,283.
Cash paid for interest on bank borrowings—$12,034.
Cash paid for interest on short-term floating rate notes issued—$711,892.

1. March 28., 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	39

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 28, 2013[1] (Unaudited)	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008
Per Share Operating Data
Net asset value, beginning of period	$12.22	$11.33	$11.97	$11.73	$10.60	$12.68
Income (loss) from investment operations:
Net investment income[2]	.31	.66	.69	.69	.65	.62
Net realized and unrealized gain (loss)	.11	.91	(.61)	.19	1.07	(2.13)
Total from investment operations	.42	1.57	.08	.88	1.72	(1.51)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.33)	(.68)	(.72)	(.64)	(.59)	(.57)
Net asset value, end of period	$12.31	$12.22	$11.33	$11.97	$11.73	$10.60
Total Return, at Net Asset Value[3]	3.43%	14.20%	1.12%	7.90%	17.86%	(12.31)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,230,757	$1,166,115	$998,502	$1,150,410	$1,176,870	$1,095,341
Average net assets (in thousands)	$1,212,301	$1,072,671	$984,892	$1,121,641	$ 933,439	$1,244,330
Ratios to average net assets:[4]
Net investment income	5.00%	5.56%	6.31%	5.97%	6.91%	5.13%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.73%	0.75%	0.77%	0.75%	0.78%	0.74%
Interest and fees from borrowings	0.07%	0.09%	0.10%	0.14%	0.64%	0.08%
Interest and fees on short-term floating rate notes issued[5]	0.10%	0.14%	0.16%	0.08%	0.32%	0.60%
Total expenses	0.90%	0.98%	1.03%	0.97%	1.74%	1.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.97%	1.03%	0.97%	1.74%	1.42%
Portfolio turnover rate	3%	14%	21%	16%	22%	34%

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

40	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Class B	Six Months Ended March 28, 2013[1] (Unaudited)	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008
Per Share Operating Data
Net asset value, beginning of period	$12.23	$11.33	$11.98	$11.73	$10.61	$12.68
Income (loss) from investment operations:
Net investment income[2]	.26	.56	.59	.59	.57	.52
Net realized and unrealized gain (loss)	.11	.92	(.62)	.21	1.06	(2.12)
Total from investment operations	.37	1.48	(.03)	.80	1.63	(1.60)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.28)	(.58)	(.62)	(.55)	(.51)	(.47)
Net asset value, end of period	$12.32	$12.23	$11.33	$11.98	$11.73	$10.61
Total Return, at Net Asset Value[3]	2.99%	13.34%	0.13%	7.09%	16.75%	(12.96)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,676	$ 9,804	$12,712	$17,430	$20,239	$22,079
Average net assets (in thousands)	$8,921	$11,225	$13,766	$17,741	$17,152	$27,621
Ratios to average net assets:[4]
Net investment income	4.18%	4.76%	5.41%	5.12%	6.06%	4.29%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.57%	1.61%	1.66%	1.60%	1.64%	1.57%
Interest and fees from borrowings	0.07%	0.09%	0.10%	0.14%	0.64%	0.08%
Interest and fees on short-term floating rate notes issued[5]	0.10%	0.14%	0.16%	0.08%	0.32%	0.60%
Total expenses	1.74%	1.84%	1.92%	1.82%	2.60%	2.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.74%	1.83%	1.92%	1.82%	2.60%	2.25%
Portfolio turnover rate	3%	14%	21%	16%	22%	34%

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	41

FINANCIAL HIGHLIGHTS    Continued

Class C	Six Months Ended March 28, 2013[1] (Unaudited)	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008
Per Share Operating Data
Net asset value, beginning of period	$12.23	$11.33	$11.98	$11.73	$10.61	$12.68
Income (loss) from investment operations:
Net investment income[2]	.26	.57	.60	.60	.58	.53
Net realized and unrealized gain (loss)	.11	.92	(.61)	.20	1.06	(2.12)
Total from investment operations	.37	1.49	(.01)	.80	1.64	(1.59)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.28)	(.59)	(.64)	(.55)	(.52)	(.48)
Net asset value, end of period	$12.32	$12.23	$11.33	$11.98	$11.73	$10.61
Total Return, at Net Asset Value[3]	3.03%	13.42%	0.24%	7.17%	16.84%	(12.92)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$158,702	$154,674	$126,880	$157,256	$158,179	$141,579
Average net assets (in thousands)	$157,911	$139,433	$130,387	$150,880	$122,746	$160,910
Ratios to average net assets:[4]
Net investment income	4.23%	4.78%	5.53%	5.19%	6.14%	4.35%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.50%	1.53%	1.55%	1.52%	1.56%	1.52%
Interest and fees from borrowings	0.07%	0.09%	0.10%	0.14%	0.64%	0.08%
Interest and fees on short-term floating rate notes issued[5]	0.10%	0.14%	0.16%	0.08%	0.32%	0.60%
Total expenses	1.67%	1.76%	1.81%	1.74%	2.52%	2.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.67%	1.75%	1.81%	1.74%	2.52%	2.20%
Portfolio turnover rate	3%	14%	21%	16%	22%	34%

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

42	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

	Six Months Ended March 28, 2013[1]	Year Ended September 28,	Period Ended September 30,
Class Y	(Unaudited)	2012[1]	2011[2]
Per Share Operating Data
Net asset value, beginning of period	$12.23	$11.34	$10.46
Income (loss) from investment operations:
Net investment income[3]	.32	.67	.47
Net realized and unrealized gain	.11	.92	.91
Total from investment operations	.43	1.59	1.38
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.34)	(.70)	(.50)
Net asset value, end of period	$12.32	$12.23	$11.34
Total Return, at Net Asset Value[4]	3.55%	14.43%	13.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,677	$39,169	$5,986
Average net assets (in thousands)	$50,632	$22,893	$4,972
Ratios to average net assets:[5]
Net investment income	5.22%	5.69%	6.55%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.49%	0.53%	0.54%
Interest and fees from borrowings	0.07%	0.09%	0.10%
Interest and fees on short-term floating rate notes issued[6]	0.10%	0.14%	0.16%
Total expenses	0.66%	0.76%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.66%	0.75%	0.80%
Portfolio turnover rate	3%	14%	21%

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. For the period from January 31, 2011 (inception of offering) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	43

NOTES TO FINANCIAL STATEMENTS    March 28, 2013 / Unaudited

1. Significant Accounting Policies

Oppenheimer Rochester AMT-Free New York Municipal Fund (the “Fund”), formerly Oppenheimer AMT-Free New York Municipals is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek the maximum current income exempt from federal, New York State and New York City income taxes for individual investors consistent with preservation of capital. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate

44	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	45

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These

46	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Sub-Adviser monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of March 28, 2013, the Fund’s maximum exposure under such agreements is estimated at $119,070,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	47

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

short-term floating rate securities is recorded as interest expense. At March 28, 2013, municipal bond holdings with a value of $294,172,644 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $163,980,000 in short-term floating rate securities issued and outstanding at that date.

At March 28, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$2,240,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester) ROLs[3]	9.175%	8/15/35	$3,137,814
5,000,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester) ROLs[3]	8.749	8/15/40	6,399,900
15,000,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park) ROLs[3]	8.208	1/15/44	18,317,400
10,000,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park) ROLs[3]	9.057	1/15/46	12,842,200
6,670,000	NYC GO DRIVERS	12.996	11/15/31	10,429,479
2,750,000	NYC GO ROLs	15.526	3/1/26	4,943,070
3,750,000	NYC GO ROLs[3]	16.484	4/1/36	6,393,600
10,000,000	NYC Municipal Water Finance Authority ROLs[3]	16.919	6/15/40	16,940,400
4,160,000	NYC Municipal Water Finance Authority ROLs[3]	18.302	6/15/37	5,730,192
10,000,000	NYC Transitional Finance Authority ROLs[3]	8.020	1/15/29	12,346,200
10,000,000	NYS DA (Personal Income Tax) DRIVERS	7.857	9/15/31	12,450,000
6,670,000	NYS DA (State Personal Income Tax Authority)	13.321	3/15/36	10,723,159
5,000,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	12.217	8/1/57	5,415,500
3,250,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	17.728	8/1/57	4,123,730

				$130,192,644

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its

48	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

investments in inverse floating rate securities amounts to $163,980,000 or 9.91% of its total assets as of March 28, 2013.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 28, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$8,998,468

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 28, 2013 is as follows:

Cost	$6,830,737
Market Value	$3,824,581
Market Value as a % of Net Assets	0.26%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	49

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended September 28, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended September 28, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$6,626,486
2017	26,431,288
2018	43,255,092
No expiration	20,869,570

Total	$97,182,436

As of March 28, 2013, it is estimated that the capital loss carryforwards would be $76,312,866 expiring by 2018 and $23,647,010 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended March 28, 2013, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

50	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Federal tax cost of securities	$1,446,374,079[1]

Gross unrealized appreciation	$94,924,985
Gross unrealized depreciation	(76,066,609)

Net unrealized appreciation	$18,858,376

1. The Federal tax cost of securities does not include cost of $163,900,075, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended March 28, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$10,129
Payments Made to Retired Trustees	14,127
Accumulated Liability as of March 28, 2013	103,459

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	51

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

52	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	53

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used

54	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$1,291,624,988	$14,987	$1,291,639,975
U.S. Possessions	—	327,572,555	—	327,572,555
Common Stocks	—	9,920,000	—	9,920,000

Total Assets	$—	$1,629,117,543	$14,987	$1,629,132,530

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 28, 2013		Year Ended September 28, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	9,339,529	$115,948,052	15,871,727	$188,327,944
Dividends and/or distributions reinvested	2,174,239	26,959,374	4,252,769	50,364,985
Redeemed	(6,925,487)	(85,899,808)	(12,888,309)	(151,505,642)

Net increase	4,588,281	$57,007,618	7,236,187	$87,187,287

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	55

NOTES TO FINANCIAL STATEMENTS    Continued

3. Shares of Beneficial Interest Continued

	Six Months Ended March 28, 2013		Year Ended September 28, 2012
	Shares	Amount	Shares	Amount
Class B
Sold	4,208	$52,049	109,381	$1,280,060
Dividends and/or distributions reinvested	13,614	168,964	39,405	465,279
Redeemed	(196,203)	(2,443,550)	(468,947)	(5,539,793)

Net decrease	(178,381)	$(2,222,537)	(320,161)	$(3,794,454)

Class C
Sold	1,558,892	$19,376,550	2,744,278	$32,552,213
Dividends and/or distributions reinvested	218,211	2,707,961	424,978	5,035,525
Redeemed	(1,538,179)	(19,053,256)	(1,719,821)	(20,269,258)

Net increase	238,924	$3,031,255	1,449,435	$17,318,480

Class Y
Sold	2,955,831	$36,581,844	2,978,970	$35,132,435
Dividends and/or distributions reinvested	63,905	792,984	53,858	643,993
Redeemed	(1,459,042)	(18,091,393)	(359,484)	(4,272,667)

Net increase	1,560,694	$19,283,435	2,673,344	$31,503,761

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended March 28, 2013, were as follows:

	Purchases	Sales
Investment securities	$127,500,638	$47,217,021

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

56	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	57

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2013 were as follows:

Class B	$1,608,835
Class C	2,783,483

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
March 28, 2013	$139,957	$8,322	$8,938	$15,395

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the six months ended March 28, 2013, the Manager reimbursed the Fund $16,140 for legal costs and fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

58	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1596% as of March 28, 2013). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended March 28, 2013 equal 0.05% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of March 28, 2013, the Fund had borrowings outstanding at an interest rate of 0.1596%. Details of the borrowings for the six months ended March 28, 2013 are as follows:

Average Daily Loan Balance	$11,866,484
Average Daily Interest Rate	0.194%
Fees Paid	$518,932
Interest Paid	$12,034

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	59

NOTES TO FINANCIAL STATEMENTS    Continued

7. Reverse Repurchase Agreements Continued

price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended March 28, 2013 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended March 28, 2013.

Details of reverse repurchase agreement transactions for the six months ended March 28, 2013 are as follows:

Fees Paid	$86,369

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OFI, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds—including the Fund—advised by the Manager and

60	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. The court’s decision is subject to appeal. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	61

NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

62	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	63

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND  Unaudited

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Advisory Board Member

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Advisory Board Member

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., President and Principal Executive Officer

Daniel G. Loughran, Vice President

Scott S. Cottier, Vice President

Troy E. Willis, Vice President

Mark R. DeMitry, Vice President

Michael L. Camarella, Vice President

Charles S. Pulire, Vice President

Richard Stein, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved.

64	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	65

PRIVACY POLICY NOTICE

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

66	OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PRIVACY POLICY NOTICE

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND	67

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

OppenheimerFunds are distributed by OppenheimerFunds Distributor, Inc.

RS0360.001.0313 May 20, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester AMT - Free New York Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/8/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/8/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/8/2013